UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 2, 2019 (May 1, 2019)
Community Healthcare Trust Incorporated
(Exact Name of Registrant as Specified in Charter)

Maryland	001-37401	46-5212033
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)
(615) 771-3052
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Title of each Class            Trading Symbol     Name of each exchange on which registered

Common stock, $0.01 par value per share    CHCT         New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 2, 2019, Leigh Ann Stach, 52, was appointed as Executive Vice President and Chief Accounting Officer of Community Healthcare Trust Incorporated (the “Company”), effective May 1, 2019.
Ms. Stach previously served as the Company’s Vice President - Financial Reporting and Chief Accounting Officer. Ms. Stach will transition from her previous role to serve as the Company’s Executive Vice President and Chief Accounting Officer. In connection with Ms. Stach’s service as Executive Vice President and Chief Accounting Officer, Ms. Stach entered into an amended and restated employment agreement with the Company, dated May 1, 2019. Other than related to Ms. Stach’s change in role, the compensation terms and other material terms of Ms. Stach’s employment with the Company shall remain unchanged.
The foregoing description of the terms of Ms. Stach’s employment is not complete and is qualified in its entirety by the full text of the Amended and Restated Employment Agreement, which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
On May 2, 2019, the Company issued a press release (the “Press Release”) announcing the appointment of Ms. Stach as Executive Vice President and Chief Accounting Officer. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Amended and Restated Employment Agreement, dated May 1, 2019 between the Company and Leigh Ann Stach.
99.1	Press Release, dated May 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

By:    /s/ David H. Dupuy
Name:    David H. Dupuy
Title:    Executive Vice President and Chief Financial Officer

Date: May 2, 2019